
 1717 K Street, NW, Suite 707

 Washington, DC  20006-1504

 Telephone (202) 331-8055

 Fax (202) 331-8190

 TIN: 52-6220193

 Participant I.D.: BTT027

 TIN: 52-6127745

 Distributions are: Reinvested
        Mr. Dave Stupar, Executive Director
        Bricklayers & Trowel Trades
        Int'l. Pension Fund
        815 Fifteenth Street, N.W.
        Washington, DC  20005
                                                Investment Summary
                                      December  1, 1998 - December 31, 1998
                                                   Transactions
                                                      Market Value    Units
this        Total        Investment
  Date         Description        Dollar Amount        per Unit
Transaction        Units         Balance
 12/01/98   Beginning Balance                          $1,117.8580
     40,064.1257  $44,786,003.43

 12/31/98   Income of $9.5478/unit    382,523.10
 12/31/98   Reinvestment of Income    382,523.10        1,114.0774
343.3542     40,407.4799   45,017,060.15

 12/31/98   Ending Balance                             $1,114.0774
     40,407.4799  $45,017,060.15

                                             Monthly Income Per Unit

                    Ordinary Income    Capital Gains     Operating Expenses
 Net Income

                     $8.6825192026      1.3015253645       (0.4362735588)
9.5477710083


                                                   Performance

    Type of Return                 1-Month    3-Month    1-Year     3-Year
5-Year    10-Year Inception-to-Date
  Trust Time-Weighted, Gross         0.55%      1.68%     8.71%      8.48%
8.45%     10.10%         --

  Trust Time-Weighted, Net           0.52%      1.57%     8.28%      8.02%
7.96%      9.58%         --

  Participant Dollar-Weighted, Net   0.52%      1.57%     8.28%      8.02%
7.94%      9.42%          9.52%

<F1>
                              Note:  Returns greater than one year are
annualized.

 All performance figures presented herein are based upon historical results and do not assure future performance.
                     Units may be worth more or less at redemption than at original purchase.